Income Taxes (Tables)	9 Months Ended
Sep. 30, 2017
Yangshuo County Xing Yuan Lead-Zinc Mine Co., Ltd. [Member]
Schedule of Income Tax Expenses

Loss before income tax of $52,845, $101,993 and $59,511 for the quarter ended September 30, 2017, year ended December 31, 2016 and 2015 respectively, were attributed to operations in China. The income tax expenses consisted of the following:

	September 30, 2017	December 31, 2016	December 31, 2015
	(unaudited)	(audited)	(audited)
Loss before income tax	$(52,845)	$(101,993)	$(59,511)
Temporary difference	-	-	-
Permanent difference	-	-	-
Taxable loss	$52,845	$(101,993)	$(59,511)
China Enterprise Income Tax Rate	25%	25%	25%
Net Operating Loss	(13,211)	(25,498)	(14,878)
Less: Valuation allowance	13,211	25,498	14,878
Total	$-	$-	$-